March 28, 2001


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

RE:  AUSA Life Insurance Company, Inc. Separate Account C -
     Advisor's Edge Variable Annuity and Dimensional Variable Annuity File No.333-65149, 811-9062, CIK 947506
     Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the "Act"), AUSA Life Insurance Company, Inc. Separate Account C, a unit investment trust registered under the Act, mailed to its contract owners the annual report for the following underlying management investment companies:
Endeavor Series Trust; DFA Investment Dimensions Group, Inc.; Federated Insurance Series; Montgomery Funds III; SteinRoe Variable Investment Trust; Strong Variable Insurance Funds, Inc.; Wanger Advisors Trust, Warburg Pincus Trust and WRL Series Fund, Inc. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following annual reports were filed with the Commission via EDGAR on the dates indicated:

o    Endeavor Series Trust (CIK: 847254) filed February 28, 2001
o    DFA Investment Dimensions Group, Inc. (CIK: 355437) filed February 8, 2001
o    Federated Insurance Series (CIK: 912577) filed March 5, 2001
o    Montgomery Funds III (CIK: 930648) filed March 5, 2001
o    SteinRoe Variable Investment Trust (CIK: 815425) filed March 23, 2001
o    Strong Variable Insurance Funds, Inc. (CIK: 883644) filed March 8, 2001
o    Wanger Advisors Trust (CIK: 929521) filed March 1, 2001
o    Warburg Pincus Trust (CIK: 941568) filed March 5, 2001
o    WRL Series Fund, Inc. (CIK: 778207) filed February 26, 2001

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Brenda D. Sneed


Brenda D. Sneed
Assistant General Counsel